EMPLOYMENT AGREEMENT
                        SINCLAIR BROADCASTING GROUP, INC.

                  THIS EMPLOYMENT AGREEMENT (the "Agreement"), is made this 12th day of June, 1995, by and between Sinclair Broadcast Group, Inc.(the "Company"), a Maryland corporation, and Frederick G. Smith (the "Employee").

                              W I T N E S S E T H:

                  WHEREAS, the Company is engaged in the business of television broadcasting; and

                  WHEREAS, the Employee has specialized expertise in various aspects of the management of television broadcast operations and related functions; and

                  WHEREAS, the Company desires to employ the Employee as Vice President, to render such services as are enumerated in the By-laws of the Company for and on behalf of the Company and such other and further services as shall be assigned reasonably, from time-to-time, to the Employee by the Board of Directors of the Company, and the Employee is willing to accept such employment, upon the terms and conditions hereinafter provided.

                  NOW, THEREFORE, in consideration of the foregoing Recitals, which shall be deemed to be a substantive part of this Agreement, and the mutual covenants, promises, agreements, representations and warranties hereinafter set forth, the parties hereto do hereby covenant, promise, agree, represent and warrant as follows:

                  1. EMPLOYMENT. The Company hereby employs the Employee as Vice President, to render such services as are enumerated in the By-laws of the Company for and on behalf of the Company, and the Employee shall render such other and further services for and on behalf of the Company as may be assigned reasonably, from time-to-time, to the Employee by the Board of Directors of the Company (the "Services"). The Employee hereby accepts such employment with the Company and agrees to render the Services for and on behalf of the Company on the terms and conditions set forth in this Agreement. The power to direct, control and supervise the Services to be performed, the means and manner of performing the Services and the time for performing the Services shall be exercised by the Board of Directors of the Company; provided, however, that the Board of Directors shall not impose employment duties or constraints of any kind which would require the Employee to violate any law, statute, ordinance, rule or regulation now or hereinafter in effect.

                  2. TERM. The term (the "Initial Term") of this Agreement shall commence on the date hereof and, subject to the further provisions of this Agreement, shall end on the date which is three (3) years from the date of this Agreement, provided, however, this Agreement shall be automatically renewed for successive one (1) year periods (a "Renewal Term") unless, at least sixty (60) days prior to the expiration of the Initial Term or any Renewal Term, either party gives written notice to the other party specifically electing to terminate this Agreement at the end of the Initial Term or any such Renewal Term.

                  3. PERFORMANCE OF SERVICES. The Employee shall devote all of his professional time exclusively to the Company's business and shall render the Services to the best of his ability for and on behalf of the Company. The Employee shall comply with all laws, statutes, ordinances, rules and regulations relating to the Services.

                  4. COMPENSATION. In consideration of and as full and total compensation for all Services rendered or agreed to be rendered by the Employee hereunder, the Company shall pay to the Employee an annual base salary of two hundred and sixty thousand dollars ($260,000) (the "Salary"), payable in equal, consecutive bi-weekly installments; provided, however, that no Salary shall be paid to the Employee under this Agreement for any period subsequent to the termination of employment of the Employee for any reason whatsoever. In addition to the Salary, the Board of Directors will review the Employee's compensation arrangement annually and dependent upon the performance of the Company and/or the Employee during said year will award a bonus to the Employee (the "Bonus") in an amount such that the total compensation to the Employee is within or greater than the average range of compensation to persons holding similar positions in the television broadcasting industry. Payment of the Salary and Bonus shall be subject to the customary withholding tax and other employment taxes as required with respect to compensation paid by a corporation to an employee.

                  5.       VACATIONS AND BENEFITS.

                           5.1.  During each twelve (12) month period during the
Initial Term and any Renewal Term of this Agreement, the Employee shall be entitled to vacation time of not less than four (4) weeks, during which time the Employee's Salary shall be paid in full. The Employee shall take his vacation at such time or times as shall be approved by the Company, which approval shall not be unreasonably withheld.

                           5.2.  The  Employee  shall be  entitled to such other
benefits as the Board of Directors shall lawfully adopt and approve.



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

                  6.       DISABILITY.

                           6.1.  As  used   herein,   the   Employee   shall  be
"disabled" or have a "disability" for purposes of this Agreement if the Employee has an illness, injury, or other physical or mental condition which results in the Employee's inability to perform substantially the duties he performed in his employment capacity under this Agreement to the extent he was performing such duties immediately prior to the commencement of such condition.

                           6.2.  In the event that the  Employee is disabled for
not more than sixty (60) days during any twelve (12) month period, then the Employee, during the continuance of such disability, shall remain employed by the Company hereunder and shall continue to receive his Salary pursuant to
Section 4 of this Agreement and otherwise have all of the rights and be subject to all of the Employee's obligations and duties under this Agreement, other than the obligation and duty to render the Services during such period of disability.

                           6.3.  In  the  event  that  the  Employee   shall  be
disabled for more than sixty (60) days during any twelve (12) month period, but not more than One hundred twenty (120) days during any twelve (12) month period, then from and after the expiration of the one hundred twentieth (120th) day and during the continuance of such disability up to and including the day immediately preceding the sixty first (61st) day, the Employee shall be deemed to have taken a leave of absence from the Company commencing on the sixty first
(61st) day of such disability and, during the continuance of such disability, the following provisions shall apply:

                                    6.3.1.  The   Employee's   Salary  shall  be
apportioned up to and including the sixtieth (60th) day of such disability and from and after the sixtieth (60th) day of such disability and up to and including the day immediately preceding the two hundred tenth (210th) day, the Company shall pay no Salary to the Employee and the Employee shall receive no Salary from the Company.

                                    6.3.2.  The Company,  in the sole discretion
of its Board of Directors, shall have the right and power to remove the Employee from the position as an officer of the Company or to delegate all or any portion of the Employee's duties as an officer of the Company to one or more other employees of the Company, provided, however, that removal of the Employee from the position as an officer may only be for cause. Cause is defined as: (i) conviction of a crime affecting the Company's reputation or which precludes the Employee from performing his duties and resposibilities as an officer of the Company; (ii) a breach of fiduciary duty to the Company or its stockholders; or
(ii) repeated failure to exercise and/or undertake his duties as an officer


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

                                    6.3.3.  The Employee  shall  otherwise  have
all of the rights and be subject to all of the Employee's obligations and duties under this Agreement, except that the Employee shall have no obligation or duty to render the Services otherwise in accordance with this Agreement; provided, however, that the Company shall be excused from providing any insurance coverages or benefits which, by reason of the Employee's disability, the Company shall not be able to obtain, continue or maintain at substantially the same cost and expense or on substantially the same terms and conditions that the Company was able to obtain, continue or maintain immediately prior to the commencement of the Employee's disability.

                           6.4.  In  the  event  that  the  Employee   shall  be
disabled for more than two hundred ten (210) days in any twelve (12) month period, there shall exist a presumptive conclusion that the Employee is no longer able to perform the Services, and this Agreement may be terminated by the Company without further notice to the Employee.

                           6.5.  If the Company and the  Employee  are unable to
agree whether the Employee is disabled within the meaning of this Section 6, then this limited issue shall be submitted to and settled by binding arbitration under and pursuant to the Maryland Uniform Arbitration Act and the rules and regulations of the American Arbitration Association, and the decision in such arbitration shall be final, conclusive and binding upon each of the parties and judgment may be entered thereon in any court of competent jurisdiction. No other issue shall be submitted to or settled by binding arbitration under this Agreement.

                  7. Confidential Information.

                           7.1.  The   Employee   acknowledges   that   in   the
Employee's employment hereunder, the Employee will be making use of, acquiring and adding to the Company's trade secrets and its confidential and proprietary information of a special and unique nature and value relating to such matters as, but not limited to, the Company's business operations, internal structure, financial affairs, systems, procedures, manuals, confidential reports, lists of clients and prospective clients and sales and marketing methods, as well as the amount, nature and type of services, equipment and methods used and preferred by the Company's clients and the fees paid by such clients, all of which shall be deemed to be confidential information. The Employee acknowledges that such confidential information has been and will continue to be of central importance to the business of the Company and that disclosure of it to or its use by others could cause substantial loss to the Company. In consideration of employment by the Company, the Employee agrees that during the Initial Term and any Renewal Term of this Agreement and upon and after leaving the


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

employ of the Company for any reason whatsoever, the Employee shall not, for any purpose whatsoever, directly or indirectly, divulge or disclose to any person or entity any of such confidential information which was obtained by the Employee as a result of the Employee's employment with the Company or any trade secrets of the Company, but shall hold all of the same confidential and inviolate.

                           7.2.  All  contracts,  agreements,  financial  books,
records, instruments and documents, client lists, memoranda, data, reports, tapes, rolodexes, telephone and address books, letters, research, card decks, listings, and any other instruments, records or documents relating or pertaining to clients serviced by the Company or the Employee, the Services rendered by the Employee, or the business of the Company (collectively, the "Records") shall at all times be and remain the property of the Company. Upon termination of this Agreement and the Employee's employment under this Agreement for any reason whatsoever, the Employee shall return to the Company all Records (whether furnished by the Company or prepared by the Employee), and the Employee shall neither make nor retain any copies of any of such Records after such termination.

                           7.3.  The Employee  shall assign  permanently  to the
Company exclusive rights to any and all patents and copyrights awarded or accruing to him on the basis of ideas developed by him for the Company and ideas developed by him within one year following the termination of his employment with the Company if such ideas are related to such employment.

                  8. Indemnity. The Employee shall indemnify the Company, its officers, directors and stockholders (other than the Employee), and hold the Company, its officers, directors and stockholders (other than the Employee) harmless, from and against any and all actions, suits, proceedings, liabilities, damages, losses, costs and expenses (including attorneys' and experts' fees) arising out of or in connection with any breach or threatened breach by the Employee of any one or more provisions of this Agreement.

                  9. Termination of Employment.

                           9.1.  Subject to Section 9.2 of this  Agreement,  The
Company shall have the right to terminate the Employee's employment hereunder at any time and without prior written notice to the Employee upon the occurrence of any one or more of the following events: (i) the breach by the Employee of any material covenant, promise or agreement of this Agreement; (ii) the voluntary or involuntary dissolution of the Company; (iii) the voluntary or involuntary liquidation or winding up of the Company; (iv) the disability of the Employee for more than two hundred ten (210) days in any twelve (12) month period pursuant to Section 6.4 of this Agreement; or (v) for cause as defined in
Section 6.3.2 of this


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

Agreement. Upon termination of the Employee's employment under this Agreement pursuant to this Section 10, neither party shall thereafter have any further rights, duties or obligations under this Agreement (except that Employee shall have the obligations and duties set forth in Sections 7 and 8) but each party shall remain liable and responsible to the other for all prior obligations and duties hereunder and for all acts and omissions of such party, its agents, servants and employees, prior to such termination.

                           9.2.  Anything  contained  in  Section  10.1  to  the
contrary notwithstanding, the Company shall not terminate this Agreement and the Employee's employment under this Agreement pursuant to Section 10.1(i) or (v) unless the Company shall have first given to the Employee thirty (30) days' prior written notice of such termination which sets forth the grounds of such termination, and the Employee shall have failed to cure such grounds for termination within said thirty (30) day period; provided, however, that the foregoing opportunity to cure shall be limited to no more than two opportunities during each twelve (12) month period hereunder, commencing upon the date hereof.

                  10. Notices. All notices and other communications required or permitted to be given by this Agreement shall be in writing and shall be given and shall be deemed received if and when either hand-delivered and a signed receipt is given therefor or mailed by registered or certified U.S. mail, return receipt requested, postage prepaid, and if to the Company to:

                                            Sinclair Broadcast Group, Inc.
                                            2000 W. 41st Street
                                            Baltimore, Maryland 21211

with a copy to:                             Steven A. Thomas, Esquire
                                            Thomas & Libowitz, P.A.
                                            USF&G Tower, Suite 1100
                                            100 Light Street
                                            Baltimore, Maryland 21202-1053

and if to the Employee to:

                                            ------------------------------
                                            ------------------------------
                                            ------------------------------

or at such other address as either party hereto shall notify the other of in writing.

                  11. Miscellaneous.


                           11.1.  This Agreement shall be binding upon and inure
to the benefit of the Company, its successors and assigns.


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This  Agreement  shall be binding upon the Employee and his heirs,  personal and legal representatives, and guardians, and shall inure to the benefit of the Employee. Neither this Agreement nor any part hereof or interest herein shall be assigned by the Employee.

                           11.2.  The terms and provisions of this Agreement may
not be modified except by written instrument duly executed by each party hereto.

                           11.3.  This  Agreement   shall  be  governed  by  and
enforced and construed in accordance with the laws of the State of Maryland.

                           11.4.  This   Agreement   sets   forth  the   entire,
integrated understanding and agreement of the parties hereto with respect to the subject matter hereof.

                           11.5.  The  headings in this  Agreement  are included
for the convenience of reference and shall be given no effect in the construction of this Agreement.

                           11.6.  In the  event of a breach  of this  Agreement,
the non-breaching party hereto may maintain an action for specific performance against the party hereto who is alleged to have breached any of the terms, conditions, representations, warranties or agreements, herein contained. Anything contained herein to the contrary notwithstanding, this Section shall not be construed to limit in any manner whatsoever any other rights or remedies an aggrieved party may have by virtue of any breach of this Agreement. Each of parties hereto shall have the right to waive compliance with or the fulfillment, satisfaction or enforcement of any warranty, representation, covenant, promise, agreement or condition herein set forth, but the waiver by any party of such right shall not be deemed a waiver of compliance with or fulfillment, satisfaction or enforcement of any other warranty, representation, covenant, promise, agreement or condition herein set forth or to seek redress for any breach thereof on any subsequent occasion, nor shall any such waiver be deemed effective unless in writing and signed by the party so waiving.

                  IN WITNESS WHEREOF, the parties have executed, acknowledged, sealed and delivered this Agreement the day and year first hereinabove set forth.

ATTEST:                                                       COMPANY:


/s/ J. Duncan Smith                                  By:  /s/ David Smith
-------------------                                       -------------------

WITNESS:                                                      EMPLOYEE:


/s/ C. Wayne Davis                                       /s/ Frederick G. Smith
-------------------                                      ----------------------



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